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                                                                 EXHIBIT 10.32.3


                                 SECOND AMENDMENT TO
                                 TERM LOAN AGREEMENT


            THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this "Second Amendment") is made and entered into as of the 1st day of October, 1996, by and between GENZYME TRANSGENICS CORPORATION, a Massachusetts corporation having its principal place of business at One Mountain Road, Framingham, Massachusetts 01701 (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110.

            WHEREAS, the Borrower and the Bank entered into a Term Loan Agreement dated as of December 15, 1995, as amended by the First Amendment to Term Loan Agreement dated as of March 29, 1996 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Bank extended credit to the Borrower on the terms set forth therein;

            WHEREAS, the Bank and the Borrower have agreed to amend the Credit Agreement as hereinafter set forth;

            NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. Definitions. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

            2. Amendment to Term Loan Agreement. The following new subsection (ix) is added to Section 7.2(a) of the Credit Agreement:

            "and (ix) Indebtedness of TSI Corporation to Financing for Science International, Inc. pursuant to the terms of the Master Equipment Lease Agreement dated as of September 27, 1994 by and between TSI Corporation and Financing for Science International, Inc.; provided that the aggregate outstanding amount of all such Indebtedness shall not exceed $5,200,000."

            3.   Ratification, etc.

            Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended

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by this Second Amendment.  By executing this Second Amendment where indicated
below, the Guarantor hereby ratifies and confirms its guaranty of the Obligations pursuant to the terms of the Guaranty, as amended, and acknowledges and consents to the terms of this Second Amendment.

            4.   GOVERNING LAW.

            THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

            5. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. A complete set of counterparts shall be lodged with the Bank.

            6. Effectiveness. This Second Amendment shall become effective upon its execution and delivery by the respective parties hereto.

            7. Entire Agreement. THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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            IN WITNESS WHEREOF, the undersigned have duly executed this
Agreement under seal as of October 1, 1996.

                                     THE BORROWER:

                                     GENZYME TRANSGENICS CORPORATION



                                     By: /s/ John B. Green
                                         ------------------------------
                                          Name:  John B. Green
                                          Title:  Vice President


                                     Address of the Borrower:

                                     One Mountain Road
                                     Framingham, MA  01701
                                     Tel:  (508) 872-8400
                                     Fax:  (508) 872-0827


                                     THE BANK:

                                     THE FIRST NATIONAL BANK OF BOSTON



                                     By: /s/ Elizabeth C. Everett
                                         ------------------------------
                                          Name:  Elizabeth C. Everett
                                          Title:  Vice President

                                          Address:

                                          100 Federal Street
                                          Boston, MA 02110
                                          Tel:   617-434-2318
                                          Fax:  617-434-0819


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ACCEPTED AND AGREED
TO BY:

The Guarantor:

GENZYME CORPORATION


By: /s/ Evan M. Lebson
    -----------------------
Title:  Vice President, Treasurer


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